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                                                                    EXHIBIT 10.5

                ASSIGNMENT OF PATENTS, TRADEMARKS AND COPYRIGHTS

         THIS ASSIGNMENT OF PATENTS, TRADEMARKS AND COPYRIGHTS (this "Agreement") is made as of ______________ ___, 20__ by BLOCK COMMUNICATIONS, INC., an Ohio corporation (herein referred to as the "Borrower" and a "Grantor"), and EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER (each a "Guarantor" and a "Grantor," and collectively with the Borrower, the "Grantors") in favor of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for each of the Lenders (as defined in the Credit Agreement (as defined below)) (the "Secured Parties"). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement dated as of May 15, 2002 by and among the Borrower, the Administrative Agent and the Lenders (as from time to time amended, revised, modified, supplemented, amended and restated, or replaced, renewed, refunded or refinanced, the "Credit Agreement"), the Lenders have made available to the Borrower certain term loan facilities and a revolving credit facility with a letter of credit sublimit and a swing line facility sublimit; and

         WHEREAS, the Borrower and each Guarantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement and each Guarantor is a party to a Guaranty pursuant to which each Guarantor guarantees the Obligations of the Borrower; and

         WHEREAS, each Grantor has entered into that certain Intellectual Property Security Agreement (by joinder or otherwise) (the "IP Security Agreement") dated as of May 15, 2002 pursuant to which each Grantor has granted to the Administrative Agent for the benefit of the Secured Parties a security interest in the Trademarks, Copyrights, and Patents defined below in order to secure the Secured Obligations (as defined in the IP Security Agreement).

         WHEREAS, each Grantor (a) has adopted, registered and used and is using the trademarks and service marks (the "Trademarks") identified on Annex I hereto, and is the owner of the registrations of and pending registration applications for such Trademarks in the United States Patent and Trademark Office identified on Annex I hereto, (b) is the owner of and uses the copyright registrations set forth on Annex II hereto (the "Copyrights"), and (c) is the owner of and uses the patents, patent registrations and pending registration applications set forth on Annex III hereto (the "Patents" and together with the Trademarks and the Copyrights, the "Collateral"); and

         WHEREAS, the Administrative Agent for the benefit of the Secured Parties desires to acquire the Trademarks, the Copyrights, and the Patents and the registrations thereof and applications therefor, as applicable, in connection with the exercise of its remedies after the occurrence of an Event of Default and pursuant to the terms of the IP Security Agreement;
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         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, each Grantor does hereby assign, sell and transfer unto the Administrative Agent all right, title and interest in and to the Trademarks, Copyrights, and Patents, together with (i) the registrations of and applications therefor, as applicable, (ii) all reissues, divisions, continuations, continuations in part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, (iii) the goodwill of the business symbolized by and associated with the Trademarks and the registrations thereof, and (iv) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Trademarks, Copyrights, Patents or the registrations thereof or such associated goodwill.

         Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, and notice is hereby given that each Grantor has granted to the Administrative Agent, for the benefit of the Secured Parties, a first priority security interest in the Collateral to secure the payment and performance in full of all Secured Obligations (as defined in the IP Security Agreement) and all obligations of each Grantor under its respective Guaranty (if applicable) and any other Loan Documents to which it is a party.

         This Agreement is intended to and shall take effect as a sealed instrument at such time as the Administrative Agent shall complete this instrument by signing its acceptance of this IP Security Agreement below.

                            [SIGNATURE PAGES FOLLOW.]

                                       2
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         IN WITNESS WHEREOF, the parties have duly executed this Assignment of
Patents, Trademarks and Copyrights on the day and year first written above.

                           GRANTORS:

                           BLOCK COMMUNICATIONS, INC.
                           BUCKEYE CABLEVISION, INC.
                           ERIE COUNTY CABLEVISION, INC.
                           BUCKEYE TELESYSTEM, INC.
                           CORPORATE PROTECTION SERVICES, INC.
                           COMMUNITY COMMUNICATION SERVICES, INC.
                           PG PUBLISHING COMPANY
                           MONROE CABLEVISION, INC.
                           LIMA COMMUNICATIONS CORPORATION
                           WLFI-TV, INC.
                           INDEPENDENCE TELEVISION COMPANY
                           TOLEDO AREA TELECOMMUNICATIONS SERVICES, INC. METRO FIBER & CABLE CONSTRUCTION COMPANY IDAHO INDEPENDENT TELEVISION, INC.
                           CARS HOLDING, INC.
                           ACCESS TOLEDO, LTD.


                           By: /s/ Allan J. Block
                              ------------------------------------------
                              Allan J. Block

                              As Managing Director of:
                                   Block Communications, Inc.

                              As Chairman of:
                                   Buckeye Cablevision, Inc.
                                   Buckeye Telesystems, Inc.
                                   Corporate Protection Services, Inc.
                                   Erie County Cablevision, Inc.
                                   Idaho Independent Television, Inc.
                                   Independence Television Company
                                   Lima Communications Corporation
                                   Monroe Cablevision, Inc.

                              As President of:
                                   CARS Holding, Inc.
                                   WLFI-TV, Inc.
                              [continued]
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                              As Vice President of:
                                   Community Communication Services, Inc.
                                   Metro Fiber & Cable Construction Company
                                   PG Publishing Company
                                   Toledo Area Telecommunications Services, Inc. Access Toledo, Ltd.



         The foregoing Assignment of the Patents, Trademarks and Copyrights and the registrations thereof and registration applications therefor by the Grantors is hereby accepted as of the --- day of ------------, 20--.

                                  BANK OF AMERICA, N.A., as Administrative Agent


                                  By:    /s/ Derrick C. Bell
                                        ---------------------------------------
                                  Name:  Derrick C. Bell
                                        ---------------------------------------
                                  Title: Principal
                                        ---------------------------------------


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